Exhibit 10.33

SIXTH AMENDMENT TO

DIGITAL REALTY TRUST, INC., DIGITAL SERVICES, INC. AND

DIGITAL REALTY TRUST, L.P. 2014 INCENTIVE AWARD PLAN

THIS SIXTH AMENDMENT TO DIGITAL REALTY TRUST, INC., DIGITAL SERVICES, INC. AND DIGITAL REALTY TRUST, L.P. 2014 INCENTIVE AWARD PLAN (this “Sixth Amendment”) is made and adopted by the Board of Directors (the “Board”) of Digital Realty Trust, Inc., a Maryland corporation (the “Company”), on November 11, 2020 and effective as of the date of the first annual meeting of stockholders of the Company to occur after November 11, 2020 (such date, the “Effective Date”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2014 Incentive Award Plan (as amended, the “Plan”);

WHEREAS, pursuant to Section 13.1 of the Plan, the Plan may be amended or modified from time to time by the Board; and

WHEREAS, the Board desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as set forth herein, effective as of the Effective Date.

AMENDMENT

1.Section 9.8(a) of the Plan is hereby amended and restated in its entirety as follows:

“(a) Pro-Rata Grants.  During the term of the Plan: (i) each person who first becomes a Non-Employee Director of the Company on a date other than the date of an annual meeting of the Company’s stockholders shall, on the date of such person first becoming a Non-Employee Director of the Company, be granted a number of Profits Interest Units equal to the product of (A) the quotient obtained by dividing (x) $190,000 by (y) the Fair Market Value of a Share on such date, multiplied by (B) the quotient obtained by dividing (x) twelve (12) minus the number of whole months that have elapsed since the immediately preceding annual meeting of the Company’s stockholders, by (y) twelve (12) (the “Non-Employee Director Pro-Rata Grant”); and (ii) in addition to the Non-Employee Director Pro-Rata Grant (if applicable), each person who first becomes the Chairman of the Board (the “Chairman”) on a date other than the date of an annual meeting of the Company’s stockholders shall, on the date of such person first becoming the Chairman, be granted a number of Profits Interest Units equal to the product of (A) the quotient obtained by dividing (x) $100,000 by (y) the Fair Market Value of a Share on such date, multiplied by (B) the quotient obtained by dividing (x) twelve (12) minus the number of whole months that have elapsed since the immediately preceding annual meeting of the Company’s stockholders, by (y) twelve (12) (the “Chairman Pro-Rata Grant” and, together with the Non-Employee Director Pro-Rata Grant, the “Pro-Rata Grants”).”

2.Section 9.8(b) of the Plan is hereby amended and restated in its entirety as follows:

“(b) Annual Grants.  During the term of the Plan: (i) each person who first becomes a Non-Employee Director of the Company at an annual meeting of stockholders of the Company and each person who otherwise continues to be a Non-Employee Director of the Company immediately following such annual meeting shall, on the date of such annual meeting, be granted a number of Profits Interest Units equal to the quotient obtained by dividing (x) $190,000 by (y) the Fair Market Value of a Share on the date of such annual meeting (the “Non-Employee Director Annual Grant”); and (ii) in addition to the Non-Employee Director Annual Grant, each person who first becomes the Chairman at an annual meeting of stockholders of the Company or such person who otherwise continues to be the Chairman immediately following such annual meeting, as applicable, shall, on the date of such annual meeting, be granted a number of Profits Interest Units equal to the quotient obtained by dividing (x) $100,000 by (y) the Fair Market Value of a Share on the date of such annual meeting (the “Chairman Annual Grant” and, together with the Non-Employee Director Annual Grant, the “Annual Grants”).  A Director who is also an Employee who subsequently incurs a termination of employment and remains on the Board will not receive a Pro-Rata Grant, but, to the extent such Director is otherwise eligible, will receive Annual Grants after such termination of his status as an Employee.”

3.This Sixth Amendment shall be and is hereby incorporated in and forms a part of the Plan.

4.Except as expressly provided herein, all terms and provisions of the Plan shall remain in full force and effect.

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I hereby certify that the foregoing Sixth Amendment was duly adopted by the Board of Directors of Digital Realty Trust, Inc. on November 11, 2020.

Executed on this 11th day of November, 2020.

/s/ Joshua A. Mills

Joshua A. Mills

Executive Vice President, General Counsel and Secretary